UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant [  X  ]

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[      ]         Preliminary Proxy Statement

[      ]          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[      ]         Definitive Proxy Statement

[  X  ]          Defininitive Additional Materials

[      ]          Soliciting Material Pursuant to § 240.14a-12

Putnam Municipal Opportunities Trust ("PMO")

(Name of Registrant as Specified In Its Charter)

Karpus Management, Inc., d/b/a Karpus Investment Management

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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